February 7, 2018

VIA EDGAR

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C.  20549
Attention:  Office of Filings, Information & Consumer Services

RE: Global X Funds ("Trust")
File Nos. 333-151713, 811-22209

Ladies and Gentlemen:

On behalf of the Trust and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information as supplemented on January 18, 2018 to the Summary Prospectus, Prospectus, and Statement of Additional Information, each dated April 1, 2017, for the Global X MLP ETF (the “Fund”).  The purpose of the filing is to submit the 497(e) filing dated January 18, 2018 (Accession No. 0001628280-18-000427) in XBRL for the Fund.

If you have any questions regarding this filing, please contact me at (704) 806-2387.

Sincerely,

/s/ Daphne Tippens Chisolm

Daphne Tippens Chisolm
General Counsel